                                                                  Exhibit 99.1
99.1

                           Joint Filer Information

Date of Event Requiring Statement:  December 15, 2009

Issuer Name and Ticker or Trading   Team Health Holdings Inc. [TMH]
Symbol:

Designated Filer:                   Blackstone Management Associates IV L.L.C.

Other Joint Filers:                 Ensemble Parent LLC
                                    Blackstone Capital Partners IV L.P.
                                    Blackstone Holdings III L.P.
                                    Blackstone Holdings III GP L.P.
                                    Blackstone Holdings III GP Management L.L.C.
                                    The Blackstone Group L.P.
                                    Blackstone Group Management L.L.C.
                                    Mr. Stephen A. Schwarzman

Addresses:                          The address of the principal business and principal office of each of
                                    Ensemble Parent LLC, Blackstone Capital Partners IV L.P., Blackstone
                                    Management Associates IV L.L.C., Blackstone Holdings III L.P.,
                                    Blackstone Holdings III GP L.P., Blackstone Holdings III GP Management
                                    L.L.C., The Blackstone Group L.P., Blackstone Group Management L.L.C.
                                    and Mr. Stephen A.Schwarzman is c/o The Blackstone Group, 345 Park Avenue,
                                    New York, NY 10154.

Signatures:                         Ensemble Parent LLC
Dated: December 15, 2009            By:  /s/ Heidi S. Allen
                                    Name: Heidi S. Allen
                                    Title: Designated Signatory

                                    Blackstone Management Associates IV L.L.C.
                                    By:  /s/ Robert L. Friedman
                                    Name: Robert L. Friedman
                                    Title: Authorized Person

                                    Blackstone Capital Partners IV L.P.
                                    By:  /s/ Robert L. Friedman
                                    Name: Robert L. Friedman
                                    Title: Authorized Person

                                    Blackstone Holdings III L.P.
                                    By:  /s/ Robert L. Friedman
                                    Name: Robert L. Friedman
                                    Title: Authorized Person

                                    Blackstone Holdings III GP L.P.
                                    By:  /s/ Robert L. Friedman
                                    Name: Robert L. Friedman
                                    Title: Authorized Person

                                    Blackstone Holdings III GP Management L.L.C.
                                    By:  /s/ Robert L. Friedman
                                    Name: Robert L. Friedman
                                    Title: Authorized Person

                                    The Blackstone Group L.P.
                                    By:  /s/ Robert L. Friedman
                                    Name: Robert L. Friedman
                                    Title: Authorized Person

                                    Blackstone Group Management L.L.C.
                                    By:  /s/ Robert L. Friedman
                                    Name: Robert L. Friedman
                                    Title: Authorized Person

                                    Mr. Stephen A. Schwarzman
                                    By:  /s/ Stephen A. Schwarzman